KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement dated March 3, 2011 to the Prospectuses dated May 1, 2010 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Single Premium Affinity Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Alliance Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Century II Heritage Survivorship Variable Universal Life Insurance Contract
Century II Accumulator Variable Universal Life Insurance Contract

The Contracts listed above issued by Kansas City Life Insurance Company (“we,” “us,” or “Kansas City Life") have investment options that invest in certain portfolios of Seligman Portfolios, Inc.  Kansas City Life has been informed that at a special meeting of shareholders held on February 15, 2011, the shareholders of the Seligman Capital Portfolio, the Seligman Communications and Information Portfolio and the Seligman Smaller-Cap Value Portfolio (each, a “Selling Portfolio”) approved an Agreement and Plan of Reorganization, which provides for the reorganization of the portfolios into other portfolios in the Columbia Family of Funds (each, a “Buying Portfolio”).  The table below identifies each Selling Portfolio, its corresponding Buying Portfolio and the anticipated date on which each reorganization is expected to occur (“Reorganization Date”).

Selling Portfolio	Buying Portfolio	Reorganization Date
Seligman Capital Portfolio (Class 2)	Columbia Mid Cap Growth Fund, Variable Series (Class B) [To be renamed Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) effective May 2, 2011]	April 29, 2011
Seligman Communications and Information Portfolio (Class 2)	Seligman Global Technology Portfolio (Class 2) [To be renamed Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) effective May 2, 2011]	March 11, 2011
Seligman Smaller-Cap Value Portfolio (Class 2)	Seligman Variable Portfolio – Smaller-Cap Value Fund (Class 2) [To be renamed Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) effective May 2, 2011]	March 11, 2011

On and after the Reorganization Date, the Selling Portfolio will no longer be available as an investment option in the Contracts listed above.  As of the Reorganization Date, we will transfer any values you have in the Selling Portfolio to the Buying Portfolio.  If you do not want to be invested in the Buying Portfolio, you should transfer to another Subaccount and adjust any automatic transactions that you may have established accordingly.  To assist you, we will waive any applicable transfer processing fee for transfer(s) made from either the Selling Portfolio or the Buying Portfolio between the date of this supplement and May 2, 2011.  Such transfer(s) will not count against the number of free transfers allowed each Contract Year.

On the Reorganization Date, replace all references in your Prospectus of the Selling Portfolio with that of the Buying Portfolio.

On the Reorganization Date, replace the information in your Prospectus under the heading “Annual Portfolio Operating Expenses” relating to the Selling Portfolio with the following information relating to the Buying Portfolio:

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Insurance Trust I
Columbia Mid Cap Growth Fund, Variable Series (Class B) [To be renamed Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) effective May 2, 2011]	0.82%	0.25%	0.47%	NA	1.54%	0.39%1	1.15%1

1 The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.15% for Class 2.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
RiverSource Variable Series Trust [To be renamed Columbia Funds Variable Series Trust II effective April 25, 2011]
Seligman Global Technology Portfolio (Class 2) [To be renamed Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) effective May 2, 2011]	1.03%	0.25%	0.40%	NA	1.68%	0.44%2	1.24%2
Seligman Variable Portfolio – Smaller-Cap Value Fund (Class 2) [To be renamed Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) effective May 2, 2011]	0.87%	0.25%	0.11%	NA	1.23%	0.03%3	1.20%3

2 The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.24% for Class 2.
3 The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.21% for Class 2.

On the Reorganization Date, replace the information in your Prospectus under the heading “The Funds” relating to the Selling Portfolio with the following information relating to the Buying Portfolio:

Columbia Funds Variable Insurance Trust I

Columbia Mid Cap Growth Fund, Variable Series (Class B) [To be renamed Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) effective May 2, 2011] (Manager:  Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with capital appreciation.  The Fund invests primarily in the common stock of medium-sized U.S. companies.

RiverSource Variable Series Trust [To be renamed Columbia Funds Variable Series Trust II effective April 25, 2011]

Seligman Global Technology Portfolio (Class 2) [To be renamed Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) effective May 2, 2011] (Manager:  Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with capital gain.  Under normal market conditions, the Fund will invest at least 80% of its net assets in the securities of companies operating in the communications, information, and related industries.

Seligman Variable Portfolio – Smaller-Cap Value Fund (Class 2) [To be renamed Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) effective May 2, 2011] (Manager:  Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.